UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

100 International Drive, Baltimore, MD, 21202

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2023

BrandywineGLOBAL —

GLOBAL OPPORTUNITIES BOND FUND (USD HEDGED)

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, enrolling at franklintempleton.com.

You may access franklintempleton.com by scanning the code below.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maximize total return consisting of income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) for the twelve-month reporting period ended December 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2024

II	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in fixed income securities of issuers located in developed market countries. Any country that, at the time of purchase, has a sovereign debt rating of A- or better from at least one nationally recognized statistical ratings organization (“NRSRO”) or is included in the FTSE World Government Bond Index (USD) (Unhedged)i will be considered a developed country. In addition, under normal market conditions, the Fund will maintain at least 80% of its net assets in U.S. dollar currency exposure. The Fund will invest in both investment grade and below investment grade fixed income securities and intends to invest less than 35% of its net assets in below investment grade fixed income securities (commonly known as “high yield debt” or “junk bonds”). We intend to maintain an average weighted portfolio quality of A- or better, whether composed of rated securities or unrated securities deemed by the portfolio managers to be of comparable quality. The Fund’s investments may include securities of sovereign governments and supranational organizations. The Fund may invest up to 25% of its net assets in convertible debt securities.

The Fund may purchase bonds issued in foreign currencies as well as U.S. dollar-denominated bonds. Under normal market conditions, the Fund’s foreign currency exposure will be primarily hedged back to U.S. dollars through the use of currency forwards or other derivative contracts so that the Fund’s portfolio will maintain at least 80% exposure to the U.S. dollar. While the Fund will maintain at least 80% of its net assets in U.S. dollar currency exposure under normal market conditions, it may also invest in currency forwards or other derivative contracts to gain long or short exposure to foreign currencies in an effort to enhance returns.

The Fund may invest in other derivative instruments, including bond futures, interest rate futures, swaps (including interest rate and total return swaps), credit default swaps (including buying and selling credit default swaps), and options. The Fund may use these derivatives to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. These investments may be significant at times. Although we have the flexibility to use these instruments for hedging purposes (subject to the Fund’s policy to maintain at least 80% of its net assets in U.S. dollar currency exposure under normal market conditions) and to enhance total return, we may choose not to for a variety of reasons, even under very volatile market conditions. Derivative investments are taken into account when determining compliance with the Fund’s 80% investment policies.

The Fund will normally hold a portfolio of fixed income securities of issuers located in a minimum of six countries and, unless conditions are deemed to be unfavorable, will invest at least 30% of its assets in investments tied economically to countries outside of the United States.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	1

Fund overview (cont’d)

Although the Fund invests primarily in issuers in developed market countries as defined above, the Fund may also invest in issuers in emerging market countries, and some of the countries that the Fund considers to be developed may still have certain economic or other characteristics that are considered developing and are similar to emerging market countries. The Fund may invest in securities of any maturity. The weighted average effective duration of the Fund’s portfolio, including derivatives, is expected to range from 1 to 10 years but for individual markets may be greater or lesser depending on our view of the prospects for lower interest rates and the potential for capital gains. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

We follow a value approach to investing and, therefore, seek to identify relative value in the global bond markets. We define as undervalued those markets where we believe real interest rates are high and the currency is undervalued with the potential to appreciate. We will focus investments in those undervalued markets where we believe cyclical business conditions as well as secular economic and political trends provide the best opportunity for declining interest rates and a return to lower real rates over time.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The global fixed income market was volatile, but ultimately generated a positive return over the twelve-month reporting period ended December 31, 2023. Looking back, the market rallied over the first quarter, but those gains were erased in the second and third quarters. The market’s initial ascent occurred against a backdrop of shifting expectations regarding global monetary policy and a “flight to quality” given a regional banking crisis. The market then declined as inflation remained elevated and triggered expectations for a “higher for longer” interest rate environment. The market then rallied sharply over the fourth quarter, as the U.S. Federal Reserve Board (the “Fed”) “pivoted” by indicating an end to its monetary tightening campaign and announcing its intention to cut rates three times in 2024. Moderating inflation and hopes that the Fed would orchestrate a “soft landing” for the economy also supported investor sentiment. Against this backdrop, most spread sectors (non-U.S. Treasuries), including investment-grade and high yield corporate bonds, as well as mortgage-backed securities, generated solid results over the reporting period.

On the monetary policy front, after raising interest rates to a twenty-two year high, the Fed held rates steady from September through December 2023, as it monitored incoming economic data. As discussed, toward the end of the year the Fed signaled the likely end to rate hikes. Similar trends occurred in several other developed market countries. The European Central Bank (“ECB”) raised rates to a record high and the Bank of England (“BoE”) hiked rates to a fifteen-year high. With inflation moderating, both central banks held rates steady in the fourth quarter of 2023 and suggested that rates cuts were possible in 2024. In contrast, the Bank of Japan (“BoJ”) maintained its accommodative monetary stance throughout the year.

2	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report

After rising over the first three quarters, the U.S. dollar gave back its gains toward the end of 2023. The Fed’s pivot and market expectations for aggressive rate cuts in 2024 pushed the greenback down 2.1% during the year, its first annual decline since 2020. Meanwhile, the euro and pound gained 3.1% and 5.4%, respectively, against the U.S. dollar in 2023. While the ECB and BoE are also expected to cut rates, it is anticipated that they will be less aggressive than the Fed. Elsewhere, the Japanese yen fell 7.0% in 2023 given the BoJ’s ultra-loose monetary policy. For the year as a whole, emerging market currencies generated mixed result versus the U.S. dollar.

All told, the Bloomberg Global Aggregate Bond Indexii returned 5.72% during the twelve months ended December 31, 2023. Investors who took on additional risk were rewarded over the reporting period. Global high yield corporate bonds, as measured by the Bloomberg Global High Yield Index (USD) (Hedged)iii, returned 13.66%. Meanwhile, the JPMorgan Emerging Markets Bond Index Globaliv returned 10.45%.

Q. How did we respond to these changing market conditions?

A. Bonds entered 2023 at an elevated yield level compared to the recent past. Looking across the global bond universe, real and nominal yields were significantly higher than they were at the end of 2022, 2021 and 2020. Therefore, the Fund was postured with a duration overweight for much of the year—the important duration changes occurred at the country and sector level. U.S. Treasuries duration was initially invested on the 30-year part of the curve. However, as U.S. economic data came in stronger than expected throughout the year, we rolled down the curve and added five- and ten-year U.S. Treasuries exposure. After the strong fourth quarter 2023 rally, we slightly reduced our U.S. Treasuries overweight and reinvested the proceeds in U.S. agency pass-through mortgage-backed securities (“MBS”). The Fund’s MBS allocation was increased throughout the year as spreads widened and the economics of the residential housing sector in the U.S. remained supported by supply issues.

The Fund’s developed market exposure was primarily invested in high-quality sovereign bonds across the U.S., Europe, and Asia-Pacific. During the first half of the reporting period, we were overweight duration in the U.S., France, and New Zealand, and neutral-weight duration in Germany. As the year progressed, we eliminated the Fund’s exposures in France and Germany, and initiated a large overweight in U.K. gilts because there were clear signs their economy was slowing. Throughout the year, the Fund was underweight Japanese government bonds relative to the FTSE World Government Bond Index (USD) (Hedged)v given the inflation dynamic in the country was changing and we believed the BoJ’s interest rate policy was no longer appropriate.

Emerging market sovereign bond exposure was relatively constant throughout 2023. We began the year with an overweight in Latin America because spreads were extremely wide relative to U.S. Treasuries and inflation was falling rapidly. The allocation was invested amongst commodity exporters in Brazil, Colombia, Mexico, and South Africa. An overweight of local Polish government bonds was eliminated mid-year after strong performance from

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	3

Fund overview (cont’d)

both the bonds and the Polish zloty. The Fund’s investment in Colombia was increased as the year progressed given favorable fundamentals and a compelling macroeconomic environment in the country.

The Fund held a small allocation to non-U.S. dollar foreign currency throughout the year. The allocation was spread between undervalued developed markets, like Japanese yen and Norwegian krone, and emerging market currencies, like Colombian peso and South African rand.

The Fund used developed market sovereign bond futures were employed during the reporting period to help manage its bond exposure. The use of these instruments modestly detracted from performance. Currency forwards, which were used primarily to hedge currency risk, also detracted from performance.

Performance review

For the twelve months ended December 31, 2023, Class IS shares of BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) returned 6.59%. The Fund’s unmanaged benchmark, the FTSE World Government Bond Index (USD) (Hedged), returned 6.42% for the same period.

Performance Snapshot as of December 31, 2023 (unaudited)
	6 months	12 months
BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged):
Class A	2.20%	6.26%
Class C	1.91%	5.57%
Class I	2.37%	6.51%
Class IS	2.42%	6.59%
FTSE World Government Bond Index (USD) (Hedged)	3.34%	6.42%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2023 for Class A, Class C, Class I and Class IS shares were 5.06%, 4.51%, 5.51% and 5.48%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class I and Class IS shares

4	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report

were 4.75%, 4.07%, 4.64% and 5.29%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2023, the gross total annual fund operating expense ratios for Class A, Class C, Class I and Class IS shares were 1.26%, 2.12%, 1.00% and 0.75%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.00% for Class A shares, 1.75% for Class C shares, 0.75% for Class I shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Fund’s bond investments were additive over the reporting period. Allocations to emerging market sovereign bonds were the largest outperformers. We saw a significant valuation opportunity in emerging markets, driven by high nominal yields, peaking inflation following aggressive rate-hiking cycles, and elevated political risk premia in several markets. Investments in Brazil, Colombia, and Poland were the largest contributors to performance. The Polish bonds were sold in the second quarter of 2023 after a strong rally.

Interest rate volatility across most of the developed world weighed on overall developed market performance. However, the Fund’s U.K. gilt overweight initiated during the second quarter of the reporting period was the largest outperformer as inflation fell precipitously in the country. U.S. fixed income duration was also additive over the reporting period, as U.S. Treasuries and MBS securities rallied significantly during the fourth quarter of 2023.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	5

Fund overview (cont’d)

Q. What were the leading detractors from performance?

A. Underweight to European bonds was the largest relative underperformer during the reporting period. European bonds rallied over the second half of the year. Eurozone growth disappointed in 2023, with the region continuing to experience below-trend gross domestic product (“GDP”) growth while avoiding an outright recession. Eurozone GDP growth has been held back by a combination of an aggressive ECB tightening cycle, subdued global goods demand, and the residual impact of the 2022 energy market shock. In addition, fiscal policy has been much less growth supportive in the euro area than in the U.S.

Elsewhere, the Fund’s underweight Japanese duration and overweight Japanese yen also detracted from performance. There has been a regime change in Japanese inflation dynamics and current monetary settings are clearly no longer appropriate. Japan is the only major economy where real bond yields today are lower than before the pandemic. The longer the BoJ waits to start its policy adjustment, the faster it may need to move in the future. Given the number of false starts since 2000, investors are understandably reluctant to price in a meaningful policy tightening cycle. However, the current inflation regime is very different from anything we have seen in the last 25-30 years.

Thank you for your investment in the BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged). As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

David F. Hoffman, CFA

Portfolio Manager

Brandywine Global Investment

Management, LLC

John (“Jack”) P. McIntyre, CFA

Portfolio Manager

Brandywine Global Investment

Management, LLC

6	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report

Anujeet Sareen, CFA

Portfolio Manager

Brandywine Global Investment

Management, LLC

Brian L. Kloss, JD, CPA

Portfolio Manager

Brandywine Global Investment

Management, LLC

Tracy Chen, CFA, CAIA

Portfolio Manager

Brandywine Global Investment

Management, LLC

January 16, 2024

RISKS: Fixed income securities involve interest rate, credit, inflation, and reinvestment risks, and possible loss of principal. As interest rates rise, the value of fixed income securities falls. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. High yield bonds are subject to greater price volatility, illiquidity, and possibility of default. International investments are subject to special risks, including currency fluctuations and social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivative investments may be significant at times. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. There can be no assurance that the Fund’s hedging transactions will be effective. As a non-diversified fund, the Fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Leverage may increase volatility and possibility of loss. Active management does not ensure gains or protect against market declines. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	7

Fund overview (cont’d)

intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 18 for a list and percentage breakdown of the Fund’s holdings.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]

The FTSE World Government Bond Index (“WGBI”) (USD) (Unhedged) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI currently comprises sovereign debt from multiple countries, denominated in a variety of currencies. The WGBI provides a broad benchmark for the global sovereign fixed income market.

ii

The Bloomberg Global Aggregate Bond Index measures the performance of the global investment-grade, fixed-rate bond markets. The Index includes government, government-related and corporate bonds, as well as asset-backed, mortgage-backed and commercial mortgage-backed securities from both developed and emerging markets issuers.

iii

The Bloomberg Global High Yield Index (USD) (Hedged) provides a broad-based measure of the global high-yield fixed income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

iv

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[v]	The FTSE World Government Bond Index (USD) (Hedged) measures the performance of FTSE World Government Bond Index with currency hedged to the U.S. dollar.

8	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2023 and December 31, 2022 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2023 and held for the six months ended December 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.20%	$1,000.00	$1,022.00	1.00%	$5.10	Class A	5.00%	$1,000.00	$1,020.16	1.00%	$5.09
Class C	1.91	1,000.00	1,019.10	1.75	8.91	Class C	5.00	1,000.00	1,016.38	1.75	8.89
Class I	2.37	1,000.00	1,023.70	0.75	3.83	Class I	5.00	1,000.00	1,021.42	0.75	3.82
Class IS	2.42	1,000.00	1,024.20	0.59	3.01	Class IS	5.00	1,000.00	1,022.23	0.59	3.01

10	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report

[1]	For the six months ended December 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	11

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I	Class IS
Twelve Months Ended 12/31/23	6.26%	5.57%	6.51%	6.59%
Inception* through 12/31/23	-2.30	-3.00	2.24	2.35

With sales charges[2]	Class A	Class C	Class I	Class IS
Twelve Months Ended 12/31/23	2.31%	4.57%	6.51%	6.59%
Inception* through 12/31/23	-3.72	-3.00	2.24	2.35

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 1/19/21 through 12/31/23)	-6.63%
Class C (Inception date of 1/19/21 through 12/31/23)	-8.60
Class I (Inception date of 3/29/19 through 12/31/23)	11.14
Class IS (Inception date of 3/29/19 through 12/31/23)	11.71

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25% on purchases made prior to August 15, 2022. Purchases made on or after August 15, 2022 incur a maximum initial sales charge of 3.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, I and IS shares are January 19, 2021, January 19, 2021, March 29, 2019 and March 29, 2019, respectively.

12	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares and Class IS Shares of BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) vs. FTSE World Government Bond Index (USD)(Hedged)† — March 29, 2019 - December 31, 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares and Class IS shares of BrandywineGLOBAL —Global Opportunities Bond Fund (USD Hedged) on March 29, 2019 (inception date) assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2023. The hypothetical illustration also assumes a $1,000,000 investment in the FTSE World Government Bond Index (USD) (Hedged). The FTSE World Government Bond Index (the “Index”) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	13

Schedule of investments

December 31, 2023

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Government & Agency Obligations — 35.3%
U.S. Government Obligations — 35.3%
U.S. Treasury Bonds	2.250%	2/15/52	1,130,000		$783,628
U.S. Treasury Bonds	3.000%	8/15/52	1,430,000		1,169,807
U.S. Treasury Bonds	4.125%	8/15/53	1,190,000		1,203,202
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.125%)	5.456%	7/31/25	3,110,000		3,106,032	(a)
U.S. Treasury Notes	3.500%	2/15/33	3,230,000		3,133,605
Total U.S. Government & Agency Obligations (Cost — $9,371,384)					9,396,274
Sovereign Bonds — 30.8%
Brazil — 3.9%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	2,110,000	BRL	436,516
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/29	980,000	BRL	201,254
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/31	1,040,000	BRL	211,787
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/33	860,000	BRL	173,999
Total Brazil					1,023,556
Colombia — 6.2%
Colombian TES, Bonds	7.000%	3/26/31	1,890,000,000	COP	421,004
Colombian TES, Bonds	9.250%	5/28/42	4,650,000,000	COP	1,089,536
Colombian TES, Bonds	7.250%	10/26/50	790,000,000	COP	148,599
Total Colombia					1,659,139
Mexico — 10.2%
Mexican Bonos, Bonds	8.000%	11/7/47	10,200,000	MXN	537,318
Mexican Bonos, Bonds	8.000%	7/31/53	11,200,000	MXN	585,822
Mexican Bonos, Senior Notes	8.500%	11/18/38	14,700,000	MXN	826,380
Mexican Bonos, Senior Notes	7.750%	11/13/42	14,500,000	MXN	751,770
Total Mexico					2,701,290
New Zealand — 0.8%
New Zealand Government Bond	2.750%	5/15/51	490,000	NZD	221,346
South Africa — 4.6%
Republic of South Africa Government Bond, Senior Notes	6.500%	2/28/41	13,899,569	ZAR	459,938
Republic of South Africa Government Bond, Senior Notes	8.750%	2/28/48	19,000,000	ZAR	766,232
Total South Africa					1,226,170
United Kingdom — 5.1%
United Kingdom Gilt, Bonds	1.250%	7/31/51	2,000,000	GBP	1,357,757	(b)
Total Sovereign Bonds (Cost — $7,313,953)					8,189,258

See Notes to Financial Statements.

14	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Mortgage-Backed Securities — 24.6%
FHLMC — 6.2%
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	8/1/52-11/1/52	434,604	$430,688
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	9/1/52-10/1/52	592,121	574,387
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/52	643,103	647,229
Total FHLMC				1,652,304
FNMA — 5.7%
Federal National Mortgage Association (FNMA)	4.500%	9/1/52	479,788	465,418
Federal National Mortgage Association (FNMA)	5.000%	10/1/52-12/1/52	581,993	576,576
Federal National Mortgage Association (FNMA)	5.500%	12/1/52	469,300	472,311
Total FNMA				1,514,305
GNMA — 12.7%
Government National Mortgage Association (GNMA) II	5.500%	2/20/53-9/20/53	2,394,447	2,412,805
Government National Mortgage Association (GNMA) II	5.000%	6/20/53	483,445	480,005
Government National Mortgage Association (GNMA) II	6.000%	11/20/53	479,013	487,286
Total GNMA				3,380,096
Total Mortgage-Backed Securities (Cost — $6,468,534)				6,546,705
Corporate Bonds & Notes — 6.7%
Consumer Discretionary — 3.7%
Automobiles — 3.7%
General Motors Financial Co. Inc., Senior Notes	5.400%	4/6/26	510,000	513,400
Toyota Motor Credit Corp., Senior Notes	4.450%	5/18/26	480,000	479,446
Total Consumer Discretionary				992,846
Energy — 1.0%
Oil, Gas & Consumable Fuels — 1.0%
Petroleos Mexicanos, Senior Notes	6.950%	1/28/60	380,000	250,749
Financials — 2.0%
Banks — 2.0%
Commonwealth Bank of Australia, Senior Notes (SOFR + 0.740%)	6.154%	3/14/25	530,000	531,379	(a)(c)
Total Corporate Bonds & Notes (Cost — $1,752,242)				1,774,974
Total Investments — 97.4% (Cost — $24,906,113)				25,907,211
Other Assets in Excess of Liabilities — 2.6%				703,657
Total Net Assets — 100.0%				$26,610,868

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	15

Schedule of investments (cont’d)

December 31, 2023

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

Abbreviation(s) used in this schedule:

BRL	— Brazilian Real

COP	— Colombian Peso

GBP	— British Pound

MXN	— Mexican Peso

NZD	— New Zealand Dollar

SOFR	— Secured Overnight Financing Rate

ZAR	— South African Rand

At December 31, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
U.S. Treasury Ultra 10-Year Notes	27	3/24	$3,053,506	$3,186,422	$132,916
United Kingdom Long Gilt Bonds	9	3/24	1,103,836	1,177,585	73,749
Net unrealized appreciation on open futures contracts					$206,665

At December 31, 2023, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD	110,000	USD	66,818	Barclays Bank PLC	1/12/24	$2,721
USD	185,318	NZD	310,000	Barclays Bank PLC	1/12/24	(10,657)
MYR	500,000	USD	107,101	Goldman Sachs Group Inc.	1/17/24	1,858
NOK	3,000,000	USD	279,034	Morgan Stanley & Co. Inc.	1/18/24	16,399
USD	35,867	NOK	400,000	Morgan Stanley & Co. Inc.	1/18/24	(3,524)
BRL	120,000	USD	24,027	HSBC Securities Inc.	1/19/24	644
BRL	340,000	USD	67,147	HSBC Securities Inc.	1/19/24	2,754
USD	36,192	BRL	180,000	HSBC Securities Inc.	1/19/24	(815)

See Notes to Financial Statements.

16	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	900,654	BRL	4,610,000	HSBC Securities Inc.	1/19/24	$(47,119)
USD	73,271	CAD	100,000	Citibank N.A.	1/25/24	(2,227)
CLP	40,000,000	USD	43,222	Morgan Stanley & Co. Inc.	1/26/24	2,094
CLP	70,000,000	USD	75,123	Morgan Stanley & Co. Inc.	1/26/24	4,180
USD	3,085,491	MXN	57,400,000	Citibank N.A.	1/29/24	(276,484)
MXN	3,500,000	USD	194,330	JPMorgan Chase & Co.	1/29/24	10,669
MXN	4,300,000	USD	240,654	JPMorgan Chase & Co.	1/29/24	11,202
MXN	6,000,000	USD	336,776	JPMorgan Chase & Co.	1/29/24	14,650
MXN	7,900,000	USD	429,575	Morgan Stanley & Co. Inc.	1/29/24	33,136
USD	45,204	MXN	800,000	Morgan Stanley & Co. Inc.	1/29/24	(1,653)
USD	119,554	MXN	2,100,000	National Australia Bank Ltd.	1/29/24	(3,445)
USD	190,762	MXN	3,500,000	UBS Securities LLC	1/29/24	(14,237)
COP	130,000,000	USD	30,920	JPMorgan Chase & Co.	1/30/24	2,396
COP	880,000,000	USD	208,753	JPMorgan Chase & Co.	1/30/24	16,771
USD	34,679	COP	140,000,000	JPMorgan Chase & Co.	1/30/24	(1,200)
USD	58,330	COP	240,000,000	JPMorgan Chase & Co.	1/30/24	(3,176)
USD	70,809	COP	290,000,000	JPMorgan Chase & Co.	1/30/24	(3,511)
USD	1,381,417	COP	5,970,000,000	JPMorgan Chase & Co.	1/30/24	(148,553)
USD	109,283	EUR	100,000	JPMorgan Chase & Co.	2/7/24	(1,290)
USD	562,364	EUR	530,000	JPMorgan Chase & Co.	2/7/24	(23,675)
USD	119,385	EUR	110,000	National Australia Bank Ltd.	2/7/24	(2,245)
CLP	10,000,000	USD	11,218	HSBC Securities Inc.	2/8/24	103
CLP	40,000,000	USD	44,036	HSBC Securities Inc.	2/8/24	1,248
USD	1,120,297	ZAR	20,800,000	HSBC Securities Inc.	2/15/24	(12,112)
USD	36,915	ZAR	700,000	UBS Securities LLC	2/15/24	(1,195)
USD	57,682	CNH	410,000	HSBC Securities Inc.	2/27/24	(96)
USD	208,147	CNH	1,510,000	JPMorgan Chase & Co.	2/27/24	(4,646)
AUD	90,000	USD	59,424	JPMorgan Chase & Co.	3/6/24	2,032
AUD	420,000	USD	280,209	JPMorgan Chase & Co.	3/6/24	6,585
USD	1,175,001	GBP	930,000	JPMorgan Chase & Co.	3/8/24	(10,838)
USD	125,890	GBP	100,000	UBS Securities LLC	3/8/24	(1,620)
INR	10,000,000	USD	119,612	Barclays Bank PLC	3/11/24	261
JPY	58,000,000	USD	407,060	JPMorgan Chase & Co.	3/15/24	9,205
NOK	1,500,000	USD	143,443	JPMorgan Chase & Co.	3/19/24	4,458
Net unrealized depreciation on open forward foreign currency contracts						$(430,952)

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	17

Schedule of investments (cont’d)

December 31, 2023

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

Abbreviation(s) used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CLP	— Chilean Peso

CNH	— Chinese Offshore Yuan

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

MYR	— Malaysian Ringgit

NOK	— Norwegian Krone

NZD	— New Zealand Dollar

USD	— United States Dollar

ZAR	— South African Rand

Summary of Investments by Country* (unaudited)
United States	65.4%
Mexico	11.4
Colombia	6.4
United Kingdom	5.2
South Africa	4.7
Brazil	3.9
Australia	2.1
New Zealand	0.9
100.0%

*

As a percentage of total investments. Please note that the Fund holdings are as of December 31, 2023 and are subject to change. For purposes of the Fund’s policy to invest at least 80% of its net assets in fixed income securities of issuers located in developed market countries, a country will be considered developed if, at the time of purchase, it has a sovereign debt rating of A- or better from at least one nationally recognized statistical ratings organization or is included in the FTSE World Government Bond Index.

See Notes to Financial Statements.

18	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report

Statement of assets and liabilities

December 31, 2023

Assets:
Investments, at value (Cost — $24,906,113)	$25,907,211
Foreign currency, at value (Cost — $229)	233
Cash	542,596
Interest receivable	442,581
Unrealized appreciation on forward foreign currency contracts	143,366
Deposits with brokers for OTC derivatives	120,000
Foreign currency collateral for open futures contracts, at value (Cost — $81,533)	82,135
Deposits with brokers for open futures contracts	68,933
Dividends receivable from affiliated investments	2,983
Receivable for Fund shares sold	125
Prepaid expenses	2,689
Total Assets	27,312,852

Liabilities:
Unrealized depreciation on forward foreign currency contracts	574,318
Payable to brokers — net variation margin on open futures contracts	10,906
Investment management fee payable	7,460
Trustees’ fees payable	941
Service and/or distribution fees payable	356
Payable for Fund shares repurchased	38
Accrued expenses	107,965
Total Liabilities	701,984
Total Net Assets	$26,610,868

Net Assets:
Par value (Note 7)	$30
Paid-in capital in excess of par value	49,850,290
Total distributable earnings (loss)	(23,239,452)
Total Net Assets	$26,610,868

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	19

Statement of assets and liabilities (cont’d)

December 31, 2023

Net Assets:
Class A	$1,378,035
Class C	$82,241
Class I	$1,579,763
Class IS	$23,570,829

Shares Outstanding:
Class A	154,602
Class C	9,370
Class I	176,260
Class IS	2,625,528

Net Asset Value:
Class A (and redemption price)	$8.91
Class C*	$8.78
Class I (and redemption price)	$8.96
Class IS (and redemption price)	$8.98
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 3.75%)	$9.26

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

20	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report

Statement of operations

For the Year Ended December 31, 2023

Investment Income:
Interest	$2,411,248
Dividends from affiliated investments	57,074
Less: Foreign taxes withheld	(2,412)
Total Investment Income	2,465,910

Expenses:
Investment management fee (Note 2)	201,255
Fund accounting fees	72,456
Registration fees	68,585
Audit and tax fees	59,400
Legal fees	32,156
Shareholder reports	15,351
Transfer agent fees (Notes 2 and 5)	5,725
Service and/or distribution fees (Notes 2 and 5)	3,107
Trustees’ fees	2,962
Interest expense	1,068
Insurance	342
Commitment fees (Note 9)	319
Custody fees	(16,014)
Miscellaneous expenses	8,084
Total Expenses	454,796
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(193,186)
Net Expenses	261,610
Net Investment Income	2,204,300

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(2,740,323)
Futures contracts	(329,911)
Forward foreign currency contracts	(2,931,352)
Foreign currency transactions	18,747
Net Realized Loss	(5,982,839)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	5,071,002
Futures contracts	286,029
Forward foreign currency contracts	782,223
Foreign currencies	3,726
Change in Net Unrealized Appreciation (Depreciation)	6,142,980
Net Gain on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	160,141
Increase in Net Assets From Operations	$2,364,441

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	21

Statements of changes in net assets

For the Years Ended December 31,	2023	2022

Operations:
Net investment income	$2,204,300	$3,089,581
Net realized loss	(5,982,839)	(19,639,883)
Change in net unrealized appreciation (depreciation)	6,142,980	(352,411)
Increase (Decrease) in Net Assets From Operations	2,364,441	(16,902,713)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(1,900,004)	—
Decrease in Net Assets From Distributions to Shareholders	(1,900,004)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	20,904,208	12,143,061
Reinvestment of distributions	1,889,714	—
Cost of shares repurchased	(44,765,106)	(184,301,504)
Decrease in Net Assets From Fund Share Transactions	(21,971,184)	(172,158,443)
Decrease in Net Assets	(21,506,747)	(189,061,156)

Net Assets:
Beginning of year	48,117,615	237,178,771
End of year	$26,610,868	$48,117,615

See Notes to Financial Statements.

22	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2023	2022	2021[2]

Net asset value, beginning of year	$8.81	$9.82	$10.65

Income (loss) from operations:
Net investment income	0.46	0.29	0.15
Net realized and unrealized gain (loss)	0.06	(1.30)	(0.36)
Total income (loss) from operations	0.52	(1.01)	(0.21)

Less distributions from:
Net investment income	(0.42)	—	(0.09)
Net realized gains	—	—	(0.53)
Total distributions	(0.42)	—	(0.62)

Net asset value, end of year	$8.91	$8.81	$9.82
Total return[3]	6.26%	(10.39)%	(1.95)%

Net assets, end of year (000s)	$1,378	$267	$60

Ratios to average net assets:
Gross expenses	1.52%	1.26%	1.09%[4]
Net expenses[5,6]	1.00	1.00	1.00 [4]
Net investment income	5.30	3.28	1.52 [4]

Portfolio turnover rate	184%	118%	68%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 19, 2021 (inception date) to December 31, 2021.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2023	2022	2021[2]

Net asset value, beginning of year	$8.69	$9.77	$10.65

Income (loss) from operations:
Net investment income	0.39	0.21	0.08
Net realized and unrealized gain (loss)	0.08	(1.29)	(0.36)
Total income (loss) from operations	0.47	(1.08)	(0.28)

Less distributions from:
Net investment income	(0.38)	—	(0.07)
Net realized gains	—	—	(0.53)
Total distributions	(0.38)	—	(0.60)

Net asset value, end of year	$8.78	$8.69	$9.77
Total return[3]	5.57%	(11.05)%	(2.66)%

Net assets, end of year (000s)	$82	$33	$10

Ratios to average net assets:
Gross expenses	2.40%	2.12%	2.24%[4]
Net expenses[5,6]	1.75	1.75	1.75 [4]
Net investment income	4.54	2.36	0.82 [4]

Portfolio turnover rate	184%	118%	68%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 19, 2021 (inception date) to December 31, 2021.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

24	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2023	2022	2021	2020	2019[2]

Net asset value, beginning of year	$8.84	$9.84	$10.68	$10.21	$10.00

Income (loss) from operations:
Net investment income	0.48	0.32	0.18	0.26	0.26
Net realized and unrealized gain (loss)	0.07	(1.32)	(0.39)	0.91	0.34
Total income (loss) from operations	0.55	(1.00)	(0.21)	1.17	0.60

Less distributions from:
Net investment income	(0.43)	—	(0.10)	(0.62)	(0.23)
Net realized gains	—	—	(0.53)	(0.08)	(0.16)
Total distributions	(0.43)	—	(0.63)	(0.70)	(0.39)

Net asset value, end of year	$8.96	$8.84	$9.84	$10.68	$10.21
Total return[3]	6.51%	(10.16)%	(1.95)%	11.74%	6.02%

Net assets, end of year (000s)	$1,580	$1,211	$470	$128	$81

Ratios to average net assets:
Gross expenses	1.39%	1.00%	0.80%	0.75%[4]	0.80%[5]
Net expenses[6,7]	0.75	0.75	0.75	0.75 [4]	0.73 [5]
Net investment income	5.49	3.53	1.77	2.41	3.32 [5]

Portfolio turnover rate	184%	118%	68%[8]	111%	86%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 29, 2019 (inception date) to December 31, 2019.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes securities delivered as a result of a redemption in-kind.

[9]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2023	2022	2021	2020	2019[2]

Net asset value, beginning of year	$8.85	$9.84	$10.69	$10.21	$10.00

Income (loss) from operations:
Net investment income	0.49	0.25	0.21	0.27	0.26
Net realized and unrealized gain (loss)	0.08	(1.24)	(0.42)	0.92	0.34
Total income (loss) from operations	0.57	(0.99)	(0.21)	1.19	0.60

Less distributions from:
Net investment income	(0.44)	—	(0.11)	(0.63)	(0.23)
Net realized gains	—	—	(0.53)	(0.08)	(0.16)
Total distributions	(0.44)	—	(0.64)	(0.71)	(0.39)

Net asset value, end of year	$8.98	$8.85	$9.84	$10.69	$10.21
Total return[3]	6.59%	(9.96)%	(1.96)%	11.94%	6.06%

Net assets, end of year (000s)	$23,571	$46,607	$236,638	$431,213	$193,353

Ratios to average net assets:
Gross expenses	1.10%	0.75%	0.63%	0.63%[4]	0.73%[5]
Net expenses[6,7]	0.63	0.64	0.62	0.63 [4]	0.65 [5]
Net investment income	5.48	2.62	2.03	2.54	3.40 [5]

Portfolio turnover rate	184%	118%	68%[8]	111%	86%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 29, 2019 (inception date) to December 31, 2019.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes securities delivered as a result of a redemption in-kind.

[9]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

26	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services –Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	27

Notes to financial statements (cont’d)

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

28	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
U.S. Government & Agency Obligations	—	$9,396,274	—	$9,396,274
Sovereign Bonds	—	8,189,258	—	8,189,258
Mortgage-Backed Securities	—	6,546,705	—	6,546,705
Corporate Bonds & Notes	—	1,774,974	—	1,774,974
Total Investments	—	$25,907,211	—	$25,907,211
Other Financial Instruments:
Futures Contracts††	$206,665	—	—	$206,665
Forward Foreign Currency Contracts††	—	$143,366	—	143,366
Total Other Financial Instruments	$206,665	$143,366	—	$350,031
Total	$206,665	$26,050,577	—	$26,257,242

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$574,318	—	$574,318

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	29

Notes to financial statements (cont’d)

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

30	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	31

Notes to financial statements (cont’d)

can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and

32	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report

financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2023, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $574,318. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2023, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $120,000 which could be used to reduce the required payment.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	33

Notes to financial statements (cont’d)

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$78,719	$(78,719)

(a)	Reclassifications are due to book/tax differences in the treatment of various items.

2. Investment management agreement and other transactions with affiliates

Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC (“LMPFA”) prior to November 30, 2023) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. FTFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

FTFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. FTFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, FTFA pays Brandywine Global a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

34	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report

As a result of expense limitation arrangements between the Fund and FTFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class I and Class IS shares did not exceed 1.00%, 1.75%, 0.75% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2023, fees waived and/or expenses reimbursed amounted to $193,186, which included an affiliated money market fund waiver of $1,060.

FTFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which FTFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will FTFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2023, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by FTFA and respective dates of expiration as follows:

	Class A	Class C	Class I	Class IS
Expires December 31, 2024	$39	$50	$58	—
Expires December 31, 2025	468	102	1,767	$125,727
Expires December 31, 2026	5,175	386	16,350	170,215
Total fee waivers/expense reimbursements subject to recapture	$5,682	$538	$18,175	$295,942

For the year ended December 31, 2023, FTFA did not recapture any fees.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Each class of shares of the Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Investor Services charges account-based fees based on the number of individual shareholder accounts, as well as a fixed percentage fee based on the total account-based fees charged. In addition, each class

BrandywineGLOBAL—Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	35

Notes to financial statements (cont’d)

reimburses Investor Services for out of pocket expenses incurred. For the year ended December 31, 2023, the Fund incurred transfer agent fees as reported on the Statement of Operations, of which $587 was earned by Investor Services.

There is a maximum initial sales charge of 3.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment.

This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2023, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$3
CDSCs	—

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

As of December 31, 2023, Franklin Resources and its affiliates owned 81% of the Fund.

3. Investments

During the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$18,222,608	$49,328,705
Sales	41,283,528	43,251,227

At December 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$25,557,348	$1,191,149	$(841,286)	$349,863
Futures contracts	—	206,665	—	206,665
Forward foreign currency contracts	—	143,366	(574,318)	(430,952)

36	BrandywineGLOBAL—Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2023.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$206,665	—	$206,665
Forward foreign currency contracts	—	$143,366	143,366
Total	$206,665	$143,366	$350,031

LIABILITY DERIVATIVES[1]
			Foreign Exchange Risk
Forward foreign currency contracts			$574,318

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(329,911)	—	$(329,911)
Forward foreign currency contracts	—	$(2,931,352)	(2,931,352)
Total	$(329,911)	$(2,931,352)	$(3,261,263)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$286,029	—	$286,029
Forward foreign currency contracts	—	$782,223	782,223
Total	$286,029	$782,223	$1,068,252

BrandywineGLOBAL—Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	37

Notes to financial statements (cont’d)

During the year ended December 31, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$4,687,681
Forward foreign currency contracts (to buy)	9,033,812
Forward foreign currency contracts (to sell)	24,609,104

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2023.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$2,982	$(10,657)	$(7,675)	—	$(7,675)
Citibank N.A.	—	(278,711)	(278,711)	—	(278,711)
Goldman Sachs Group Inc.	1,858	—	1,858	—	1,858
HSBC Securities Inc.	4,749	(60,142)	(55,393)	—	(55,393)
JPMorgan Chase & Co.	77,968	(196,889)	(118,921)	$120,000	1,079
Morgan Stanley & Co. Inc.	55,809	(5,177)	50,632	—	50,632
National Australia Bank Ltd.	—	(5,690)	(5,690)	—	(5,690)
UBS Securities LLC	—	(17,052)	(17,052)	—	(17,052)
Total	$143,366	$(574,318)	$(430,952)	$120,000	$(310,952)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

38	BrandywineGLOBAL—Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report

For the year ended December 31, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$2,512	$809
Class C	595	122
Class I	—	4,438
Class IS	—	356
Total	$3,107	$5,725

For the year ended December 31, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$5,200
Class C	388
Class I	16,419
Class IS	171,179
Total	$193,186

6. Distributions to shareholders by class

	Year Ended December 31, 2023	Year Ended December 31, 2022
Net Investment Income:
Class A	$54,228	—
Class C	3,101	—
Class I	163,782	—
Class IS	1,678,893	—
Total	$1,900,004	—

7. Shares of beneficial interest

At December 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

BrandywineGLOBAL—Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	39

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	161,359	$1,432,886	29,100	$264,106
Shares issued on reinvestment	6,292	54,028	—	—
Shares repurchased	(43,330)	(382,476)	(4,930)	(42,319)
Net increase	124,321	$1,104,438	24,170	$221,787

Class C
Shares sold	5,996	$52,166	3,312	$30,887
Shares issued on reinvestment	366	3,101	—	—
Shares repurchased	(743)	(6,352)	(569)	(5,018)
Net increase	5,619	$48,915	2,743	$25,869

Class I
Shares sold	573,532	$5,112,628	192,374	$1,733,231
Shares issued on reinvestment	19,157	161,880	—	—
Shares repurchased	(553,429)	(4,525,323)	(103,189)	(939,694)
Net increase	39,260	$749,185	89,185	$793,537

Class IS
Shares sold	1,603,062	$14,306,528	1,110,240	$10,114,837
Shares issued on reinvestment	190,162	1,670,705	—	—
Shares repurchased	(4,431,717)	(39,850,955)	(19,890,217)	(183,314,473)
Net decrease	(2,638,493)	$(23,873,722)	(18,779,977)	$(173,199,636)

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2023. The following transactions were effected in such company for the year ended December 31, 2023.

	Affiliate Value at December 31, 2022	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$251,734	$51,108,562	51,108,562	$51,360,296	51,360,296

40	BrandywineGLOBAL—Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2023
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$57,074	—	—

9. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on January 31, 2025.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended December 31, 2023.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$1,900,004	—

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$152,858
Deferred capital losses*	(22,848,863)
Other book/tax temporary differences(a)	(676,933)
Unrealized appreciation (depreciation)(b)	133,486
Total distributable earnings (loss) — net	$(23,239,452)

BrandywineGLOBAL—Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	41

Notes to financial statements (cont’d)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences in the accrual of interest income on securities in default.

42	BrandywineGLOBAL—Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 23, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) 2023 Annual Report	43

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten*

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

44	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

Independent Trustees† (cont’d)

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director of HSBC Corporate Money Funds Limited, HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

G. Peter O’Brien**

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 55 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)
Number of funds in fund complex overseen by Trustee	123
Other board memberships held by Trustee during the past five years	None

46	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)
Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.

*	Effective February 7, 2024, Ms. Duersten retired from the Board.

**	Effective February 7, 2024, Mr. O’Brien became Chair of the Board.

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

48	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)	49

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2023:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$841,332
Section 163(j) Interest Earned	§163(j)	$2,357,919

50	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

BrandywineGLOBAL —

Global Opportunities Bond Fund (USD Hedged)

Trustees

Andrew L. Breech

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien*

Chair

Thomas F. Schlafly

Jane Trust

*	Effective February 7, 2024, Mr. O’Brien became Chair of the Board.

**	Formerly known as Legg Mason Partners Fund Advisor, LLC.

Investment manager

Franklin Templeton Fund Adviser, LLC**

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

Legg Mason Funds

100 International Drive

Baltimore, MD 21202

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LMFUND/ 656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656- 3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*	For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

BWXX572664 2/24 SR24-4827

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2022 and December 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $210,621 in December 31, 2022 and $210,621 in December 31, 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2022 and $0 in December 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $53,000 in December 31, 2022 and $53,000 in December 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2022 and $0 in December 31, 2023, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Franklin Templeton Fund Adviser, LLC (“FTFA”), and any entity controlling, controlled by or under common control with FTFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by FTFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, FTFA and any entity controlling, controlled by, or under common control with FTFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $744,135 in December 31, 2022 and $752,124 in December 31, 2023.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Andrew L. Breech

Althea L. Duersten*

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

*	Effective February 7, 2024, Ms. Duersten retired from the Board.

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 28, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 28, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: February 28, 2024